UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2005

Jo-Ann Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-06695	34-0720629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 Darrow Rd., Hudson, Ohio		44236
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 656-2600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2005, the Compensation Committee of the Board of Directors of Jo-Ann Stores, Inc. (the "Company") determined the "Maximum Supplemental Retirement Benefit Amount" for David Bolen, David Holmberg and Rosalind Thompson under the Company's Supplemental Retirement Benefit Plan (the "Plan") (a copy of the Plan was filed with the Commission on May 2, 2003 as Exhibit 10.5 to the Company's Form 10-K for the year ended February 1, 2003).

The new schedule that lists each of the above-named executive officers of the Company who are participants in the Plan and their respective Maximum Supplemental Retirement Benefit Amounts is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Schedule to Jo-Ann Stores, Inc. Supplemental Retirement Benefit Plan, effective as of October 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jo-Ann Stores, Inc.

November 1, 2005	By:	/s/ Alan Rosskamm

Name: Alan Rosskamm
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Schedule to Jo-Ann Stores, Inc. Supplemental Retirement Benefit Plan, effective as of October 30, 2005.